UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.   )

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GW PHARMACEUTICALS PLC

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JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

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Explanatory Note: The following communication was made available by Jazz Pharmaceuticals in connection with a corporate overview presentation.

CORPORATE OVERVIEW INNOVATING TO TRANSFORM THE LIVES OF PATIENTS FEBRUARY 23, 2021 Sara © 2021 Jazz Pharmaceuticals. All rights reserved. JZP-258 Trial Participant

Life-Changing Medicines. Redefining Possibilities. Forward-Looking Statements “Safe Harbor” Statement Under The Private Securities Litigation Reform Act of 1995 This communication contain forward-looking statements, including, but not limited to, statements related to Jazz Pharmaceuticals’ future financial and operating results, 2021 financial guidance, growth prospects, 2021 and future goals, objectives and milestones, revenue diversification and the anticipated timing thereof; statements related to the proposed acquisition of GW Pharmaceuticals and the anticipated timing, results and benefits thereof; potential expansion of the company’s pipeline; planned, ongoing and future clinical trials, including expected initiation of studies for JZP-385, Zepzelca and JZP-150, and presentations of data; geographic expansion activities, including potential approval of Sunosi in Canada; other product development and regulatory activities, including potential U.S. regulatory approval of JZP-458 for ALL/LBL and JZP-258 for idiopathic hypersomnia; ongoing and potential future product launches, including Sunosi, Zepzelca, Xywav, JZP-458 for ALL/LBL and JZP-258 for idiopathic hypersomnia, and expectations regarding timing and achievement of payer coverage; the company’s expectations regarding timing, availability and inter-quarter variability of Erwinaze net product sales; the timing of the foregoing events and activities; and other statements that are not historical facts. These forward-looking statements are based on the company’s current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Jazz Pharmaceuticals’ and GW Pharmaceuticals’ ability to complete the acquisition on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and shareholder approvals, the sanction of the High Court of Justice of England and Wales and satisfaction of other closing conditions to consummate the acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of GW Pharmaceuticals and Jazz Pharmaceuticals management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of litigation in connection with the proposed transaction, including resulting expense or delay; the risk that GW Pharmaceuticals’ business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; Jazz Pharmaceuticals’ ability to obtain the expected financing to consummate the acquisition; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the acquisition; GW Pharmaceuticals’ dependence on the successful commercialization of Epidiolex/Epidyolex and the uncertain market potential of Epidiolex; pharmaceutical product development and the uncertainty of clinical success; the regulatory approval process, including the risks that GW Pharmaceuticals may be unable to submit anticipated regulatory filings on the timeframe anticipated, or at all, or that GW Pharmaceuticals may be unable to obtain regulatory approvals of any of its product candidates, including nabiximols and Epidiolex for additional indications, in a timely manner or at all; disruption from the proposed acquisition of GW Pharmaceuticals, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; effects relating to the announcement of the acquisition or any further announcements or the consummation of the acquisition on the market price of Jazz Pharmaceuticals’ ordinary shares; the possibility that, if Jazz Pharmaceuticals does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Jazz Pharmaceuticals’ ordinary shares could decline; regulatory initiatives and changes in tax laws; market volatility; the ultimate duration and severity of the COVID-19 pandemic and resulting global economic, financial and healthcare system disruptions and the current and potential future negative impacts to the company’s business operations and financial results; maintaining or increasing sales of and revenue from the company’s oxybate products and other key marketed products; effectively launching and commercializing the company’s other products and product candidates; the time-consuming and uncertain regulatory approval process, including the risk that the company’s planned regulatory submissions may not be submitted, accepted or approved by applicable regulatory authorities in a timely manner or at all; the costly and time-consuming pharmaceutical product development process and the uncertainty of clinical success, including risks related to failure or delays in successfully initiating or completing clinical trials and assessing patients such as those being experienced, and expected to continue to be experienced, by the company as a result of the effects of the COVID-19 pandemic; protecting and enhancing the company’s intellectual property rights; delays or problems in the supply or manufacture of the company’s products and product candidates; complying with applicable U.S. and non-U.S. regulatory requirements; government investigations, legal proceedings and other actions; (continued on next page) 2 February 2021

Life-Changing Medicines. Redefining Possibilities. Forward-Looking Statements “Safe Harbor” Statement Under The Private Securities Litigation Reform Act of 1995 (Continued from Previous Slide) obtaining and maintaining adequate coverage and reimbursement for the company’s products; identifying and acquiring, in-licensing or developing additional products or product candidates, financing these transactions and successfully integrating acquired product candidates, products and businesses; the company’s ability to realize the anticipated benefits of its collaborations and license agreements with third parties; the company’s ability to achieve expected future financial performance and results and the uncertainty of future tax and other provisions and estimates; and other risks and uncertainties affecting the company and GW Pharmaceuticals, including those described from time to time under the caption “Risk Factors” and elsewhere in Jazz Pharmaceuticals’ and GW Pharmaceuticals’ Securities and Exchange Commission (SEC) filings and reports, including the company’s Annual Report on Form 10-K for the year ended December 31, 2020, GW Pharmaceuticals’ Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, and future filings and reports by either company, including the Jazz Pharmaceuticals’ Annual Report on Form 10-K for the year ended December 31, 2020. In addition, while the company expects the COVID-19 pandemic to continue to adversely affect its business operations and financial results, the extent of the impact on the company’s ability to generate sales of and revenues from its approved products, execute on new product launches, its clinical development and regulatory efforts, its corporate development objectives and the value of and market for its ordinary shares, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time, such as the ultimate duration and severity of the pandemic, governmental “stay-at-home” orders and travel restrictions, quarantines, social distancing and business closure requirements in the U.S., Ireland and other countries, and the effectiveness of actions taken globally to contain and treat the disease. Moreover, other risks and uncertainties of which the company is not currently aware may also affect the company’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by the company on its website or otherwise. The company undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made. 3 February 2021

Life-Changing Medicines. Redefining Possibilities. Non-GAAP Financial Measures To supplement Jazz Pharmaceuticals’ financial results and guidance presented in accordance with U.S. generally accepted accounting principles (GAAP), the company uses certain non-GAAP (also referred to as adjusted or non-GAAP adjusted) financial measures in this presentation and the accompanying tables. In particular, the company presents non-GAAP adjusted net income (and the related per share measure) and its line item components, as well as certain non-GAAP adjusted financial measures derived therefrom, including non-GAAP adjusted gross margin percentage and non-GAAP adjusted effective tax rate. Non-GAAP adjusted net income (and the related per share measure) and its line item components exclude from GAAP reported net income (and the related per share measure) and its line item components certain items, as detailed in the reconciliation tables that follow, and in the case of non-GAAP adjusted net income (and the related per share measure), adjust for the income tax effect of non-GAAP adjustments and, as applicable, the income tax benefit related to an intra-entity intellectual property asset transfer and the impact of the U.S. Tax Cuts and Job Act (U.S. Tax Act). In this regard, the components of non-GAAP adjusted net income, including non-GAAP cost of product sales, non-GAAP SG&A expenses and non-GAAP R&D expenses, are income statement line items prepared on the same basis as, and therefore components of, the overall non-GAAP adjusted net income measure. The company believes that each of these non-GAAP financial measures provides useful supplementary information to, and facilitates additional analysis by, investors and analysts. In particular, the company believes that each of these non-GAAP financial measures, when considered together with the company’s financial information prepared in accordance with GAAP, can enhance investors’ and analysts’ ability to meaningfully compare the company’s results from period to period and to its forward-looking guidance, and to identify operating trends in the company’s business. In addition, these non-GAAP financial measures are regularly used by investors and analysts to model and track the company’s financial performance. Jazz Pharmaceuticals’ management also regularly uses these non-GAAP financial measures internally to understand, manage and evaluate the company’s business and to make operating decisions, and compensation of executives is based in part on certain of these non-GAAP financial measures. Because these non-GAAP financial measures are important internal measurements for Jazz Pharmaceuticals’ management, the company also believes that these non-GAAP financial measures are useful to investors and analysts since these measures allow for greater transparency with respect to key financial metrics the company uses in assessing its own operating performance and making operating decisions. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures; should be read in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP; have no standardized meaning prescribed by GAAP; and are not prepared under any comprehensive set of accounting rules or principles. In addition, from time to time in the future there may be other items that the company may exclude for purposes of its non-GAAP financial measures; and the company has ceased, and may in the future cease, to exclude items that it has historically excluded for purposes of its non-GAAP financial measures. For example, commencing in 2020, the company no longer excludes upfront and milestone payments from the company’s non-GAAP adjusted net income, its line item components and non-GAAP adjusted EPS. For purposes of comparability, non-GAAP adjusted financial measures for the three and twelve months ended December 31, 2019 and prior periods have been updated to reflect this change. Likewise, the company may determine to modify the nature of its adjustments to arrive at its non-GAAP financial measures. Because of the nonstandardized definitions of non-GAAP financial measures, the non-GAAP financial measures as used by Jazz Pharmaceuticals in this press release and the accompanying tables have limits in their usefulness to investors and may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies. 4 February 2021

Additional Information and Where to Find It

In connection with the proposed transaction, GW Pharmaceuticals intends to file a proxy statement with the SEC. Each of Jazz Pharmaceuticals and GW Pharmaceuticals may also file other relevant documents with the SEC regarding the proposed transaction. The definitive proxy statement (if and when available) will be mailed to shareholders of GW Pharmaceuticals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (WHICH WILL INCLUDE AN EXPLANATORY STATEMENT IN RESPECT OF THE SCHEME OF ARRANGEMENT OF GW PHARMACEUTICALS, IN ACCORDANCE WITH THE REQUIREMENTS OF THE U.K. COMPANIES ACT 2006) AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the proxy statement (if and when available) and other documents containing important information about Jazz Pharmaceuticals, GW Pharmaceuticals and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Jazz Pharmaceuticals will be available free of charge on Jazz Pharmaceuticals' website at https://www.jazzpharma.com. Copies of the documents filed with the SEC by GW Pharmaceuticals will be available free of charge on GW Pharmaceuticals' website at https://www.gwpharm.com.

Participants in the Solicitation

Jazz Pharmaceuticals, GW Pharmaceuticals, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from GW Pharmaceuticals' security holders in connection with the proposed transaction. Information about GW Pharmaceuticals' directors and executive officers is set forth in GW Pharmaceuticals' proxy statement on Schedule 14A for its 2020 Annual General Meeting, which was filed with the SEC on April 7, 2020, and its Current Report on Form 8-K filed with the SEC on September 10, 2020 and subsequent statements of beneficial ownership on file with the SEC. Information about Jazz Pharmaceuticals' directors and executive officers is set forth in Jazz Pharmaceuticals' proxy statement on Schedule 14A for its 2020 Annual General Meeting, which was filed with the SEC on June 12, 2020 and subsequent statements of beneficial ownership on file with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of GW Pharmaceuticals' security holders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC.

No Offer Or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (Securities Act), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Jazz Pharmaceuticals securities to be delivered in the proposed transaction are anticipated to be delivered in reliance upon an available exemption from such registration requirements pursuant to Section 3(a)(10) of the Securities Act.

5 | February 2021

TRANSACTION OVERVIEW: GW PHARMACEUTICALS PLC

GW Acquisition Expected to Drive Substantial Shareholder Value Creates an innovative, global, high-growth biopharma leader with a robust pipeline and one patient-centric mission Epidiolex has near-term blockbuster potential Combined Neuroscience business has global commercial and operational footprint to maximize value of Xywav, Epidiolex and other Neuroscience products Accelerates revenue growth and diversification Adding a third high-growth commercial franchise for critical unmet patient needs within: 1) sleep disorders 2) oncology 3) epilepsies Robust pro forma pipeline in Neuroscience and Oncology to drive sustainable growth: 19 clinical development programs GW’s industry leading cannabinoid platform and scientific expertise significantly expands Jazz’s neuroscience pipeline Anticipated to be EPS accretive in first full year of combined operations and substantially accretive thereafter Strong cash flow generation Commitment to rapid deleveraging; targeting net leverage of <3.5x1 by the end of 2022 1 Net debt to EBITDA ratio 28 February 2021

Global leaders #1 Sleep Disorders Unparalleled Leader in in complementary areas Franchise Cannabinoid Science SLEEP Addition of third DISORDERS -growth commercial franchise EPILEPSIES with blockbuster potential ONCOLOGY • Global commercial and Augments Jazz’s growing operational footprint to European neuroscience footprint Highly complementary commercialize, scale and Leveraging maximize value At the forefront of cannabinoid commercial and R&D capabilities Track of successfully Combined science and manufacturing record Global Platform expertise with robust clinical building neuroscience franchises pipeline 29 February 2021

INCREASED SCALE IMMEDIATE, ENHANCED DIVERSIFICATION Total revenue ($B) Revenue contribution 100% 75% 50% JZP-4583 JZP-2583 25% 1 2 0% 2020 2022E 2022E-PF Products Acquired or Launched Since 2019 Accelerated, Double-Digit Top Line Revenue Growth Contribute >65% of Revenue in 2022 1 2020 pro forma = Jazz actual + GW actual, with no adjustment; 2 For illustrative purposes only; 3 Subject to FDA approval 30 February 2021

Transaction Expected to Deliver Substantial and Sustainable Value Disciplined Allocation of Capital in Alignment With Our Strategic Priorities TRANSACTION ALIGNED TO LEVERAGING FINANCIAL DISCIPLINED USE OF CAPITAL CAPITAL ALLOCATION STRATEGY STRENGTH Accelerates revenue Expect to be EPS accretive $2.1B in first full year growth and diversification Cash1 Commitment to de-lever; targeting <3.5x net leverage $Billions by end of 2022 Leading cannabinoid platform significantly expands Jazz’s Expected cash flow 5.4x neuroscience pipeline through 2025 Optimized <3.5x Focused on operational Significant leverage excellence to maximize Total capacity Shareholder Return 2 3 At Close 2022PF 1 Jazz unaudited cash and investments at December 31, 2020. 2 Assumes aggregate transaction value of $7.2B including $6.5B in cash, financed by cash on hand and new debt, and $0.7B in Jazz shares. 3 By the end of 2022 31 February 2021

Robust, Innovative Pro Forma Research and Development Pipeline

PRE-CLINICAL

Undisclosed targets
Neuroscience

CombiPlex
Exploratory activities

JZP-341
(Long-acting *Erwinia* asparaginase)[2]
ALL/other hematological malignancies

Recombinant pegaspargase[1]
Hematological malignancies

Pan-Raf Inhibitor Program
Raf & Ras mutant tumors

Undisclosed targets
Ras/Raf/MAP kinase pathway[2]

Exosome targets (NRAS, STAT3 and 3 others)[2]
Hematological malignancies/solid tumors

Defibrotide
Exploratory activities

Next Generation Cannabinoids
Neuroscience

PHASE 1

JZP-324
Oxybate extended-release formulation

Vyxeos
Low Intensity Dosing for higher risk MDS[3]

Vyxeos + other approved therapies
- R/R AML or HMA Failure MDS[3]
- First-line, fit AML (Phase 1b)
- Low Intensity Therapy for first-line, unfit AML (Phase 1b)

Additional Cannabinoids
Neonatal hypoxic-ischemic encephalopathy

Additional Cannabinoids
Neuropsychiatry targets

PHASE 2

JZP-385[4]
Essential tremor (Phase 2b)

JZP-150[4]
PTSD

Defitelio
- Prevention of CAR-T associated neurotoxicity

Vyxeos
- HR-MDS (EMSCO)[5]
- Newly diagnosed older adults with HR-AML[4,5]

Vyxeos + venetoclax
de novo or R/R AML[3]

Nabiximols[4]
PTSD

Additional Cannabinoids
Schizophrenia

Additional Cannabinoids
Autism spectrum disorders

PHASE 3

Vyxeos
- AML or HR-MDS >60 yrs (AML18)[5]
- AML or HR-MDS >18 yrs (AML19)[5]
- Newly diagnosed adults with standard- and HR-AML (AMLSG)[5]
- Newly diagnosed <22 yrs with AML (COG)[5]

Nabiximols
MS spasticity

Nabiximols[4]
Spinal cord injury spasticity

REGULATORY

JZP-258
Idiopathic hypersomnia

JZP-458
(recombinant *Erwinia* asparaginase)
ALL/LBL (pivotal Phase 2/3)

Epidyolex
Tuberous sclerosis complex (EU)

19 Clinical Development Programs

- Neuroscience
- Oncology
- Cannabinoids

[1] Opt-in opportunity. [2] Partnered collaboration. [3] Jazz & MD Anderson Cancer Center collaboration study. [4] Planned. [5] Cooperative group study.

Jazz Pharmaceuticals 32 | February 2021

Transaction Overview • Holders of GW ADSs, which each represent 12 GW ordinary shares, will be entitled to receive $220 for each GW ADS Purchase Price — Representing $200 in cash and $20 in shares of Jazz stock, subject to a 10% collar centered on Jazz’s closing share price on February 1, 2021 • Total transaction enterprise value of approximately $6.7B, net of GW cash • Accelerated, double-digit top-line revenue growth Financial Impact • Anticipated to be EPS accretive in first full year of combined operations and substantially accretive thereafter • Enhanced revenue diversification; combined new product sales contribute >65% of revenue in 2022 • Total transaction value of approximately $7.2B Funding & — $6.5B in cash, financed by cash on hand and new debt, while maintaining ample liquidity for operations Capital Impact — Approximately $0.7B in Jazz shares • Targeting less than 3.5x net leverage by the end of 2022 • Transaction has been unanimously approved by both Jazz and GW Boards of Directors • Anticipated closing in the second quarter of 2021 Approvals & Timing • Transaction subject to customary closing conditions, including regulatory approvals and approval of GW shareholders1 • Until closing, both companies will continue to operate independently 1 Also subject to sanction by the High Court of Justice of England and Wales 33 February 2021